SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 13, 2002

VERITAS SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26247	77-0507675

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Ellis Street
Mountain View, California 94043

(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (650) 527-8000

Item 7: Financial Statements and Exhibits
Item 9: Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7: Financial Statements and Exhibits

         (c)  Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description of Document

99.1	Statement Under Oath of Gary L. Bloom, Principal Executive Officer of VERITAS Software Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Kenneth E. Lonchar, Principal Financial Officer of VERITAS Software Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9: Regulation FD Disclosure

         On August 13, 2002, the Chief Executive Officer and Chief Financial Officer of VERITAS Software Corporation submitted to the Securities and Exchange Commission (“SEC”) sworn statements under oath (the “Certifications”) in accordance with the SEC’s June 27, 2002 order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”).

         The Certifications are being furnished pursuant to Item 9 of Form 8-K solely for the purpose of disclosure pursuant to Regulation FD, and such information shall not be deemed filed with the SEC pursuant to the Exchange Act or incorporated by reference into any registration statement, report, proxy statement or other document filed by VERITAS Software Corporation under the Exchange Act or under the Securities Act of 1933.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2002

VERITAS SOFTWARE CORPORATION

By:	/s/ Kenneth E. Lonchar

Kenneth E. Lonchar Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Statement Under Oath of Gary L. Bloom, Principal Executive Officer of VERITAS Software Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Kenneth E. Lonchar, Principal Financial Officer of VERITAS Software Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings